SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 17, 2001

Cerner Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-15386	43-1196944

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Rockcreek Parkway, Kansas City, Missouri	64117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(816) 221-1024

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Exhibits:

99.1	Press Release issued December 17, 2001.

Item 9. Regulation FD Disclosure.

     Cerner Corporation issued a press release on December 17, 2001, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that it has completed its acquisition of Dynamic Healthcare Technologies, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION

Date: December 20, 2001	By:	/s/ Marc G. Naughton Marc G. Naughton, Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description	Page

99.1	Press Release issued December 17, 2001.	4

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